                                                                    EXHIBIT 20.2



                        WFS FINANCIAL 2004-2 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 20, 2004




COLLECTIONS
                                                                                                                 DOLLARS
Payments received                                                                                                    55,676,285.53
                  Plus / (Less) :
                                     Net Servicer Advances                                                               66,368.30
                                     Investment Earnings on funds in the
                                        Collection Account                                                               98,018.60
                                                                                                                 ------------------
Total Available Funds                                                                                                68,401,628.65
                                                                                                                 ==================


DISTRIBUTIONS


                  Servicing Fee                                                                     1,306,432.00
                  Trustee and Other Fees                                                                3,976.15
                                                                                              -------------------

Total Fee Distribution                                                                                                1,310,408.15

                  Note Interest Distribution Amount - Class A-1                          0.00
                  Note Interest Distribution Amount - Class A-2                    795,665.27
                  Note Interest Distribution Amount - Class A-3                    498,750.00
                  Note Interest Distribution Amount - Class A-4                  1,014,062.50
                                                                              ----------------
                                                                                 2,308,477.77

                  Note Principal Distribution Amount - Class A-1                         0.00
                  Note Principal Distribution Amount - Class A-2                46,597,776.94
                  Note Principal Distribution Amount - Class A-3                         0.00
                  Note Principal Distribution Amount - Class A-4                         0.00
                                                                              ----------------
                                                                                46,597,776.94
Total Class A Interest and Principal Distribution                                                                    48,906,254.71

                  Note Interest Distribution Amount - Class B-1                    143,906.25
                  Note Principal Distribution Amount - Class B-1                 5,639,610.61
                                                                              ----------------

Total Class B Interest and Principal Distribution                                                                     5,783,516.86

                  Note Interest Distribution Amount - Class C-1                    170,000.00
                  Note Principal Distribution Amount - Class C-1                         0.00
                                                                              ----------------

Total Class C Interest and Principal Distribution                                                                       170,000.00

                  Note Interest Distribution Amount - Class D-1                    153,156.25
                  Note Principal Distribution Amount - Class D-1                         0.00
                                                                              ----------------

Total Class D Interest and Principal Distribution                                                                       153,156.25

                  Spread Account Deposit                                                                             12,078,292.68
                                                                                                                 ------------------


Total Distributions                                                                                                  68,401,628.65
                                                                                                                 ==================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 20, 2004



PORTFOLIO DATA:
                                                                           # of loans
      Beginning Aggregate Principal Balance                                          83,180                     1,254,174,654.46

          Less:                      Principal Payments                                         (21,239,452.14)
                                     Full Prepayments                                (2,280)    (21,017,108.99)
                                     Partial Prepayments                                  -                  -
                                     Liquidations                                      (290)     (4,088,825.16)
                                                                                               ----------------
                                                                                                                  (46,345,386.29)
                                                                                                               ------------------
      Ending Aggregate Principal Balance                                             80,610                     1,207,829,268.17
                                                                                                               ==================

Ending Outstanding Principal Balance of Notes                                                                   1,140,606,616.12
Overcollateralization Amount                                                                                       67,222,652.05
Overcollateralization Level                                                                                                5.57%

OTHER RELATED INFORMATION:

Spread Account:

                  Beginning Balance                                                              12,541,746.54
                        Investment earnings on funds in spread account                               19,209.68
                        Less: Funds included in Total Available Funds                           (12,560,956.22)
                        Deposits                                                                 12,078,292.68
                        Reductions                                                                           -
                                                                                               ----------------
                  Ending Balance                                                                                   12,078,292.68

                  Beginning Initial Deposit                                                      22,500,000.00
                        Repayments                                                                           -
                                                                                               ----------------
                  Ending Initial Deposit                                                                           22,500,000.00


Modified Accounts:
                  Principal Balance                                                                       0.00              0.00
                  Scheduled Balance                                                                       0.00              0.00

Servicer Advances:
                  Beginning Unreimbursed Advances                                                 1,168,447.41
                  Net Advances                                                                       66,368.30
                                                                                               ----------------
                                                                                                                    1,234,815.71

Net Charge-Off Data:
                  Charge-Offs                                                                     6,140,471.84
                  Recoveries                                                                     (1,254,361.15)
                                                                                               ----------------
                  Net Charge-Offs                                                                                   4,886,110.69

Delinquencies  (P&I):                                                      # of loans
                  30-59 Days                                                          1,530      15,002,040.68
                  60-89 Days                                                            358       3,702,901.96
                  90-119 Days                                                           119       1,430,191.07
                  120 days and over                                                       6          54,868.61

Repossessions                                                                            94         856,388.86

Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or
   9.01 of the Sale and Servicing Agreement)                                              -                                    -

Cumulative Charge-Off Percentage                                                                                           0.33%

WAC                                                                                                                     10.8148%
WAM                                                                                                                       57.539

                        WFS FINANCIAL 2004-2 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 20, 2004




=================================================================================================================
                               BEGINNING         NOTE MONTHLY                      TOTAL
             ORIGINAL         OUTSTANDING         PRINCIPAL        PRIOR         PRINCIPAL            PRINCIPAL
             PRINCIPAL         PRINCIPAL        DISTRIBUTABLE    PRINCIPAL     DISTRIBUTABLE        DISTRIBUTION
CLASSES       BALANCE           BALANCE             AMOUNT       CARRYOVER         AMOUNT              AMOUNT
=================================================================================================================
A-1        240,000,000.00               0.00             0.00          0.00             0.00                0.00


A-2        515,000,000.00     470,344,003.67    46,597,776.94          0.00    46,597,776.94       46,597,776.94


A-3        210,000,000.00     210,000,000.00             0.00          0.00             0.00                0.00


A-4        343,750,000.00     343,750,000.00             0.00          0.00             0.00                0.00


B-1         56,250,000.00      56,250,000.00     5,639,610.61          0.00     5,639,610.61        5,639,610.61


C-1         63,750,000.00      63,750,000.00             0.00          0.00             0.00                0.00


D-1         48,750,000.00      48,750,000.00             0.00          0.00             0.00                0.00
=================================================================================================================
TOTAL    1,477,500,000.00   1,192,844,003.67    52,237,387.55          0.00    52,237,387.55       52,237,387.55
=================================================================================================================


=================================================================
                                   REMAINING           TOTAL
                 CURRENT          OUTSTANDING        PRINCIPAL
                PRINCIPAL          PRINCIPAL        AND INTEREST
CLASSES         CARRYOVER           BALANCE         DISTRIBUTION
=================================================================
A-1              0.00                   0.00               0.00


A-2              0.00         423,746,226.73      47,393,442.21


A-3              0.00         210,000,000.00         498,750.00


A-4              0.00         343,750,000.00       1,014,062.50


B-1              0.00          50,610,389.39       5,783,516.86


C-1              0.00          63,750,000.00         170,000.00


D-1              0.00          48,750,000.00         153,156.25
=================================================================
TOTAL            0.00       1,140,606,616.12      55,012,927.82
=================================================================



==================================================================================================================================
                         NOTE MONTHLY                         TOTAL
                           INTEREST          PRIOR          INTEREST         INTEREST         CURRENT      DEFICIENCY      POLICY
NOTE     INTEREST       DISTRIBUTABLE       INTEREST      DISTRIBUTABLE    DISTRIBUTION      INTEREST        CLAIM         CLAIM
CLASSES    RATE             AMOUNT         CARRYOVER         AMOUNT           AMOUNT         CARRYOVER       AMOUNT        AMOUNT
==================================================================================================================================
A-1      1.16680%               0.00           0.00              0.00             0.00          0.00         0.00           0.00

A-2      2.03000%         795,665.27           0.00        795,665.27       795,665.27          0.00         0.00           0.00

A-3      2.85000%         498,750.00           0.00        498,750.00       498,750.00          0.00         0.00           0.00

A-4      3.54000%       1,014,062.50           0.00      1,014,062.50     1,014,062.50          0.00         0.00           0.00

B-1      3.07000%         143,906.25           0.00        143,906.25       143,906.25          0.00         0.00           0.00

C-1      3.20000%         170,000.00           0.00        170,000.00       170,000.00          0.00         0.00           0.00

D-1      3.77000%         153,156.25           0.00        153,156.25       153,156.25          0.00         0.00           0.00
==================================================================================================================================
TOTAL                   2,775,540.27           0.00      2,775,540.27     2,775,540.27          0.00         0.00           0.00
==================================================================================================================================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                              Officer's Certificate
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 20, 2004

Detailed Reporting

     See Schedule F



WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of November 30, 2004 and were performed in conformity with the Sale and Servicing Agreement dated May 01, 2004.








                                            ------------------------------------
                                            Lori Bice
                                            Assistant Vice President
                                            Director Technical Accounting



                                            ------------------------------------
                                            Mark Olson
                                            Vice President
                                            Controller